ACQUISITIONS	12 Months Ended
Dec. 31, 2018
ACQUISITIONS
ACQUISITIONS

6.           ACQUISITIONS

i.            Acquisition of La Coipa Phase 7 mining concessions

On February 2, 2018, MDO, a subsidiary of the Company, agreed to purchase the remaining 50% interest in the Phase 7 concessions surrounding Kinross’ La Coipa mine that it did not already own from Salmones de Chile Alimentos S.A. On March 19, 2018, the Company completed the acquisition. The purchase price of $65.1 million was comprised of $65.0 million in cash, of which $35.0 million was paid on closing and the balance of $30.0 million was paid on January 30, 2019, and transaction costs of $0.1 million. The acquisition was accounted for as an asset acquisition, and the purchase price of $65.1 million was allocated to development and operating properties within mineral interests in property, plant and equipment.

ii.            Acquisition of power plants in Brazil

On February 14, 2018, KBM, a subsidiary of the Company, signed an agreement to acquire two hydroelectric power plants in the State of Goias, Brazil from a subsidiary of Gerdau SA (“Gerdau”) for $253.7 million (R$835.0 million). On July 31, 2018, the Company completed the transaction. The Company funded the transaction with cash. Transaction costs associated with the acquisition totaling $3.4 million were expensed and included within other operating expense.

The acquisition, which has been accounted for as a business combination as at July 31, 2018, is expected to secure a long-term supply of power and lower production costs over the life of the mine at Paracatu.

The purchase price of $253.7 million has been allocated to property, plant and equipment on a preliminary basis based on initial estimates of fair value.

Final valuations of the identifiable net assets are not yet complete due to the timing of the acquisition and the inherent complexity associated with the valuations. The allocation of the purchase price is preliminary and therefore subject to adjustment over the period to the completion of the valuation process and analysis of resulting tax effects.

The pro forma consolidated net loss of the Company for the year ended December 31, 2018 would have been $9.7 million had the acquisition of the power plants occurred at January 1, 2018. Certain adjustments have been reflected in the pro forma consolidated net loss to illustrate the effects of purchase accounting where the impact could be reasonably estimated. The adjustments are as follows:

a)	To adjust production cost of sales based on the Company’s usage of the acquired power plant assets as a source of power;
b)	To increase depreciation expense to reflect depreciation on the power plant assets acquired; and
c)	To record the tax effect of the above listed adjustments.

The pro forma consolidated net loss is not intended to be indicative of the result that would have actually occurred, or the result expected in future periods, had the events reflected herein occurred on the dates indicated. Any integration costs that have or may continue to be incurred have been excluded from the pro forma consolidated net loss, including transaction costs.

iii.            Acquisition of remaining 50% interest in Bald Mountain exploration joint venture

On completion of the acquisition of the Bald Mountain mine in January 2016, KG Mining (Bald Mountain) Inc. (“KGBM”), a subsidiary of the Company, entered into a 50/50 exploration joint venture with Barrick Gold Corporation (“Barrick”). On October 2, 2018, KGBM signed and completed a transaction with Barrick to acquire the remaining 50% interest in the exploration joint venture that it did not already own for consideration including  $15.5 million in cash and a 1.25% net smelter royalty. Transaction costs associated with the acquisition were $0.1 million.

iv.            Disposition of Interest in Cerro Casale

On March 28, 2017, the Company announced that it had entered into an agreement with Goldcorp Inc.  (“Goldcorp”) to sell its 25% interest in the Cerro Casale project and its 100% interest in the Quebrada Seca exploration project in Chile.

On June 9, 2017, the Company completed the sale for gross cash proceeds of $260.0 million (which includes $20.0 million for Quebrada Seca), a contingent payment of $40.0 million following a construction decision for Cerro Casale, the assumption by Goldcorp of a $20.0 million contingent payment obligation payable to Barrick Gold Corporation when production at Cerro Casale commences, and a 1.25% royalty on 25% of gross revenues from all metals sold at the properties (with the Company foregoing the first $10.0 million).  Additionally on closing, the Company entered into a water supply agreement with the Cerro Casale joint venture to have certain rights to access, up to a fixed amount, water not required by the Cerro Casale joint venture.

In connection with the sale, the Company recognized, in other income (expense), an impairment reversal of $97.0 million related to its investment in Cerro Casale, and a gain on disposition of $12.7 million.  See Note 7xi.

v.             Disposition of Interest in White Gold

On May 18, 2017, the Company entered into an agreement with White Gold Corp. to sell its 100% interest in the White Gold exploration project in the Yukon Territory.

On June 14, 2017, the Company completed the sale for gross cash proceeds of $7.6 million (CDN$10.0 million), 17.5 million common shares of White Gold Corp. representing 19.9% of the issued and outstanding shares of White Gold Corp., and deferred payments of $11.4 million (CDN$15.0 million), payable in three equal payments of $3.8 million (CDN$5.0 million) upon completion of specific milestones.  The Company recognized a loss on disposition of $1.7 million in other income (expense) in connection with the sale.  See Note 7xi.

The investment in White Gold Corp. was accounted for as an available-for-sale investment in 2017 as the Company determined it does not have significant influence over White Gold Corp.

vi.           Disposition of interest in DeLamar

On September 18, 2017, the Company entered into an agreement with Integra Resources Corp.  (“Integra”) to sell its 100% interest in the DeLamar reclamation property.

On November 3, 2017, the Company completed the sale for cash consideration and a non-interest bearing promissory note, payable 18 months after closing, totaling $5.6 million (CDN$7.2 million), common shares representing 9.9% of the issued and outstanding shares of Integra, and a 2.5% net smelter return royalty that will be reduced to 1% when royalty payments have accumulated to $7.8 million (CDN$10.0 million).  In connection with the sale, the Company recognized a gain on disposition of $44.2 million in other income (expense).  See Note 7xi.